UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

HERTZ GLOBAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road
Estero, Florida 33928
(Address of principal executive offices, including zip code)

(239) 301-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	HTZ	Nasdaq Global Select Market
Warrants to Purchase Common Stock	HTZWW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 17, 2023, Hertz Global Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders. The final voting results for each matter submitted to a vote of stockholders at the Meeting are set forth below.

1.    Election of Directors

The Company’s stockholders elected the following nominees to the Board of Directors, each for a three-year term. For each nominee, the voting results were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jennifer Feikin	226,540,500	33,399,570	22,927,635
Mark Fields	252,956,080	6,983,990	22,927,635
Evangeline Vougessis	242,056,238	17,883,832	22,927,635

2.    Ratification of the Appointment of Ernst & Young LLP as the Company’s Independent Auditor for Fiscal 2022

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2023. The voting results were as follows:

For	Against	Abstain
282,538,880	260,114	68,711

3.    Advisory Vote to Approve Executive Compensation

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the Company’s named executive officers’ compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
222,391,796	37,037,954	510,320	22,927,635

4.    Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The Company’s stockholders approved, on a non-binding, advisory basis, the frequency of one year for the advisory vote on compensation of the Company’s named executive officers. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
253,224,611	5,059,378	1,496,636	159,445	22,927,635

Based on this non-binding advisory vote, and consistent with the recommendation of the Company’s Board of Directors, the Company has determined that it will hold future advisory votes on named executive officer compensation on an annual basis until the next stockholder vote on the frequency of future advisory votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.

By:	/s/ Colleen Batcheler
Name:	Colleen Batcheler
Title:	Executive Vice President, General Counsel and Secretary
Date:  May 18, 2023